                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

      Date of Report (Date of earliest event reported):  November 5, 2001

                           Triton PCS Holdings, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)


             1-15325                            23-2974475
             --------                           ----------
      (Commission File Number)    (I.R.S. Employer Identification Number)


          1100 Cassatt Road
         Berwyn, Pennsylvania                              19312
         --------------------                              -----
        (Address of principal executive offices)           (Zip Code)


                                 (610) 651-5900
                            -----------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events.

          On November 5, 2001, Triton PCS, Inc. announced its intention to pursue a $300 million private placement of senior subordinated notes pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended. A press release announcing the proposed offering is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               99.1  Press Release dated November 5, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRITON PCS HOLDINGS, INC.

     Dated: November 5, 2001        By:    /s/ David D. Clark
                                           ----------------------
                                               David D. Clark
                                               Executive Vice President and
                                               Chief Financial Officer